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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

                                OCTOBER 30, 2005

                               IPC HOLDINGS, LTD.
               (Exact Name of Registrant as Specified in Charter)


                                     BERMUDA
                 (State or Other Jurisdiction of Incorporation)


      0-27662                                           NOT APPLICABLE
(Commission File Number)                      (IRS Employer Identification No.)


  AMERICAN INTERNATIONAL BUILDING,
         29 RICHMOND ROAD
        PEMBROKE, BERMUDA                                   HM 08
(Address of Principal Executive Offices)                  (Zip Code)



                                 (441) 298-5100
                         (Registrant's telephone number,
                              including area code)

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01. OTHER EVENTS.

         In connection with its pending, proposed public offering of common shares, the Company will agree to provide American International Group, Inc. ("AIG") demand registration rights for seven years following termination of the lock-up period agreed with the underwriters after consummation of the offering with respect to all common shares to be purchased by AIG in the offering and all common shares currently owned by AIG, the terms of such agreement to be consistent with the previously in-force Registration Rights Agreement, dated as of March 13, 1996, among AIG, other shareholders named therein and the Company.


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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  IPC HOLDINGS, LTD.



                                  By: /s/ James P. Bryce
                                      ------------------
                                  Name:  James P. Bryce
                                  Title: President and Chief Executive Officer

Date: October 30, 2005